CTB SECURITIES TRUST FUND
Statement of Assets and Liabilities


                                                      June 30, 2001
Assets

Cash                                                  $  41,996,467
Investments at fair value (cost $899,887,046)           897,736,594
Other assets:
 Interest receivable                                      4,518,973
 Other                                                       78,326

     Total assets                                       944,330,360

Liabilities

Accounts payable                                            414,380
Payable to Chinatrust Bank (U.S.A.)                         631,325

     Total liabilities                                    1,045,705

Net Assets

Equivalent to $104.22 per share, based on 9,050,546 shares
 of beneficial interest authorized and outstanding     $943,284,655

Net assets consist of:
 Paid in capital                                       $904,855,283
 Undistributed net investment income - Prior                      -
 Undistributed net investment income - Current           40,579,824
 Unrealized loss on investments                          (2,150,452)

     Net assets                                        $943,284,655




CTB SECURITIES TRUST FUND

Statement of Operations

Period from January 1, 2001 to June 30, 2001


Investment income:
 Interest                                              $38,857,614
 Fees                                                    3,009,160
 Other income                                               27,030
     Total investment income                            41,893,804

Expenses:
 Custodial fees                                             60,000
 Accounting fees                                           300,000
 Loan servicing fees                                       889,592
 Directors' fees                                             9,000
 Insurance                                                   2,150
 Legal fees                                                 52,719
 Printing and supplies                                           -
 Other expenses                                                519
     Total expenses                                        313,980

     Net investment income                              40,579,824

Realized and unrealized loss from investments:
 Net realized gain (loss) on investments sold                    -
 Net unrealized loss on investments                     (2,150,452)

     Total realized and unrealized loss                 (2,150,452)

     Net increase in net assets resulting from
      Operations                                        $38,429,372




CTB SECURITIES TRUST FUND

Statement of Changes in Net Assets

Period from January 1, 2001 to June 30, 2001


Increase in net assets from operations:
 Undistributed net investment income - prior           $   316,919
 Net investment income - current                        40,579,824
 Net unrealized loss on investments                     (2,150,452)
     Net increase in net assets resulting from
       operations                                       38,746,291

Distributions from net investment income                   316,919

Capital share transactions:
 Shares issued                                         904,855,283
 Shares retired                                            (1,000)

     Net increase from capital share transactions      904,854,283

     Increase in net assets                            943,283,655

Net assets:
 Beginning of period                                         1,000

 End of period                                        $943,284,655

Summary of capital investments:
 Shares issued                                           9,050,556
 Shares retired                                                (10)

     Net increase in shares outstanding                  9,050,546




CTB SECURITIES TRUST FUND
Statement of Cash Flows
                                                          June 30, 2001

Cash flows from operating activities:
 Net increase in net assets resulting from operations      $38,429,372
 Adjustments to reconcile net income to net cash used in
   operating activities:
  Unrealized loss on investment                              2,150,452
 Changes in operating assets and liabilities:
   Net increase in investment                              (41,728,083)
Decrease (Increase) in accrued interest receivables          1,842,090
   Increase in other assets                                    (54,118)
   (Decrease) Increase in other liabilities                   (400,162)

     Net cash used in operating activities                     239,551

Cash flows from financing activities:
 Capital contribution                                                -
Distribution from investment income                           (316,919)
 Shares retired                                                      -
     Net cash provided by financing activities                (316,919)
     Net increase in cash                                      (77,368)

Cash, beginning of period                                   42,073,835

Cash, end of period                                        $41,996,467











CTB SECURITIES TRUST FUND
Portfolio of Investments
June 30, 2001
                                                              % of    Interest Rate     Maturity Date
                                       Cost     Fair Value Net Assets    Range             Range
SECURITIES
Municipal Securities                 2,097,168    2,174,155   0.23%  4.05% - 7.40%  8/1/2001-12/1/2007
Mortgage-Backed Securities           1,247,460    1,273,573   0.13%  5.07% - 8.22%  7/15/2007-4/1/2032
Collateralized Mortgage Obligation      45,384       45,441   0.01%      7.53%           10/25/17
                                     3,390,012    3,493,169   0.37%

LOANS
Manufacturing & Trading Companies   22,733,442   22,651,390   2.40% 3.47% - 9.25%   1/24/2001-7/29/2006
Wholesale Trade - Durable Goods     70,845,635   70,470,856   7.47% 4.85% - 8.75%   6/15/2001-6/20/2007
Wholesale Trade - Nondurable Goods  64,571,275   64,222,765   6.81% 6.60% - 13.75%   1/22/2001-8/01/2005
Commercial Real Estate             488,581,869  487,805,292  51.71% 6.19% - 10.50%  5/04/2001-4/22/2009
Hotels                              25,102,811   25,065,717   2.66% 6.50% - 8.25%  12/01/2001-10/01/2006
Others                             224,662,002  224,027,405  23.75% 4.00% - 13.00%   6/08/2001-3/1/2013
                                   896,497,034  894,243,425  94.80%

Total Investments                  899,887,046  897,736,594  95.17%















CTB SECURITIES TRUST FUND

Financial Highlights

Period from January 1, 2001 to June 30, 2001



Per share operating performance:
 Net asset value, beginning of period                 $    99.97
 Net investment income                                      4.49
 Net unrealized loss on investments                         (.24)

     Increase in net asset value from operations            4.25

Distribution from net investment income                        -

     Net asset value, end of period                   $   104.22

     Market value, end of period                      $   104.22

Ratios/supplemental data:
 Net assets, end of period                          $943,284,655
 Ratio to average net assets: *
  Expenses                                                   .30%
  Net investment income                                     9.25%

Shares outstanding at end of period                    9,050,546


*Annualized.